                                 Exhibit 10.35

                          Supplemental Agreement No. 3

                                       to

                          Purchase Agreement No. 1771

                                    between

                               The Boeing Company

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION

                     Relating to Boeing Model 757 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of October 26, 1993, by and between THE BOEING COMPANY, a Delaware corporation (Boeing), and INTERNATIONAL LEASE FINANCE CORPORATION, a corporation with its principal office in the City of Los Angeles, State of California (Buyer);

                             W I T N E S S E T H:


     WHEREAS, the parties hereto entered into an agreement dated as of December 15, 1992, relating to Boeing Model 757 aircraft, which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof which is hereinafter called the "Purchase Agreement" and;

     WHEREAS, Buyer wishes to supplement the Purchase Agreement to (i) reflect the change in delivery schedule for one (1) of the Model 757-200 aircraft, (ii) exercise the option to purchase two (2) of the Option Aircraft set forth in Letter No. 6-1162-RLL-487 to the Purchase Agreement and (iii) reflect the change in delivery schedule for two of the Model 757-200 Option Aircraft;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

1. Article 1, entitled "Subject Matter of Sale," is deleted in its entirety and replaced by a new Article 1, which is attached hereto and incorporated into the Purchase Agreement by this reference.

2. Table 1, entitled "Aircraft Deliveries and Descriptions," is deleted in its entirety and replaced by a new Table 1, reflecting the change in delivery schedule from November 1997 to November 1996 for one Aircraft and reflecting the addition of two (2) Pratt and Whitney Aircraft scheduled for delivery in April 1998 and November 1998. Such new Table 1 is attached hereto and incorporated into the Purchase Agreement by this reference.

3. Exhibit D, entitled "Airframe and Engine Price Adjustment is revised by inserting the new delivery months of April 1998 and November 1998 into the schedule of delivery months set forth in page 2 thereto. A revised page 2 incorporating this month is attached hereto and incorporated into the Purchase Agreement by this reference.

4. Letter Agreement No. 6-1162-RLL-487 is revised by deleting in their entirety pages 1 and 3, page 3 of Attachment A, and page 2 of Attachment B; and substituting new pages numbered accordingly. Such new pages are attached hereto and incorporated into the Purchase Agreement by this reference.

Upon execution of this Supplemental Agreement advance payments in the amount of
* shall be due for the additional aircraft. Since Buyer has previously made option Deposits of * per Aircraft, a total of * shall be * within three business days of execution of this Supplemental Agreement.

The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY INTERNATIONAL LEASE FINANCE CORPORATION


By:   R. Leo Lyons                             By:   S. F. Udvar-Hazy


Its:  Attorney-In-Fact                         Its:  President


* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 1.      Subject Matter of Sale.

       1.1 The Aircraft. Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of twelve (12) Boeing Model 757-200 Rolls-Royce powered aircraft (the RR Aircraft) manufactured in accordance with Boeing detail specification D6-44010-50-2 Rev B, dated May 1, 1992, as described in Exhibit A-1, and nine (9) Boeing Model 757-200 Pratt & Whitney powered aircraft (the PW Aircraft) manufactured in accordance with Boeing detail specification D6-44010-77 Rev E, dated May 15, 1992 as described in Exhibit A and as modified from time to time in accordance with this Agreement (Detail Specification). Such aircraft may be referred to herein, as the context may require, as "Model 757-200 Aircraft" and are referred to individually and collectively as the "Aircraft" or "AIRCRAFT". The Aircraft powered by the Rolls-Royce engine may also be referred to, as the context may require, as the "RR Aircraft," and the Aircraft powered by the Pratt & Whitney engine may also be referred to, as the context may require, as the "P&W Aircraft."

       1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

       1.3      *

       1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment to Supplemental Agreement No. 3
to Purchase Agreement No. 1771
Table 1 to Purchase Agreement No. 1771
Page 1 of 1

                                   Table 1 to

                            Purchase Agreement 1771

                      Aircraft Deliveries and Descriptions

       Model 757-200 Aircraft As Amended by Supplemental Agreement No. 2


Month/Year      Quantity     Detail                    Base                        Article 3    Advance
 of              of       Specification    Exhibit   Airframe   Special   Engine   Aircraft     Payment
Delivery        Aircraft   No. and Date      No.       Price    Features  Price    Basic Price  Base Price
- - --------        --------  -------------    -------   --------   --------  ------   -----------  ----------
May 1996        One (1)   D6-44010-77         A          *          *        *           *           *
June 1996       One (1)   D6-44010-50-2       A-1        *          *        *           *           *
September 1996  One (1)   D6-44010-50-2       A-1        *          *        *           *           *
October 1996    One (1)   D6-44010-50-2       A-1        *          *        *           *           *
November 1996   One (1)   D6-44010-77         A          *          *        *           *           *
February 1997   One (1)   D6-44010-77         A          *          *        *           *           *
March 1997      One (1)   D6-44010-50-2       A          *          *        *           *           *
April 1997      One (1)   D6-44010-77         A          *          *        *           *           *
May 1997        One (1)   D6-44010-50-2       A-1        *          *        *           *           *
September 1997  One (1)   D6-44010-50-2       A-1        *          *        *           *           *
October 1997    One (1)   D6-44010-77         A          *          *        *           *           *
December 1997   One (1)   D6-44010-50-2       A-1        *          *        *           *           *

February 1998   One (1)   D6-44010-50-2       A-1        *          *        *           *           *
March 1998      One (1)   D6-44010-77         A          *          *        *           *           *
April 1998      One (1)   D6-44010-50-2       A-1        *          *        *           *           *
April 1998      One (1)   D6-44010-77         A          *          *        *           *           *
May 1998        One (1)   D6-44010-50-2       A-1        *          *        *           *           *
September 1998  One (1)   D6-44010-50-2       A-1        *          *        *           *           *
November 1998   One (1)   D6-44010-77         A          *          *        *           *           *
March 1999      One (1)   D6-44010-77         A          $          $        $           $           *
May 1999        One (1)   D6-44010-50-2       A-1        $          $        $           $           *

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

     In determining the value of L, the ratio of ECI divided by 116.2 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

     In determining the value of M, the ratio of ICI divided by 115.9 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

Month of Scheduled
Aircraft Delivery as       Quantity    Months to be Utilized
Set Forth in Article       of          in Determining the
2.1 of this Agreement      Aircraft    Value of ECI and ICI
May 1996                   One (1)     Oct., Nov., Dec.  1995
June 1996                  One (1)     Nov., Dec. 1995, Jan. 1996
September 1996             One (1)     Feb., Mar., Apr. 1996
October 1996               One (1)     Mar., Apr., May 1996
November 1996              One (1)     Apr., May, June 1996

February 1997              One (1)     July, Aug., Sept. 1996
March 1997                 One (1)     Aug., Sept., Oct. 1996
April 1997                 One (1)     Sept., Oct., Nov. 1996
May 1997                   One (1)     Oct., Nov., Dec. 1996
September 1997             One (1)     Feb., Mar., Apr. 1997
October 1997               One (1)     Mar., Apr., May 1997
December 1997              One (1)     May, June, July 1997

February 1998              One (1)     July, Aug., Sept. 1997
March 1998                 One (1)     Aug., Sept., Oct. 1997
April 1998                 Two (2)     Sept., Oct., Nov. 1997
May 1998                   One (1)     Oct., Nov., Dec. 1997
September 1998             One (1)     Feb., Mar., Apr. 1998
November 1998              One (1)     April, May, June 1997